Exhibit 32.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of the Company for the twelve months ended December 31, 2018, I, Richard L. Belstock, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1)	such Annual Report on Form 10-K of the Company for the twelve months ended December 31, 2018, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

the information contained in such Annual Report on Form 10-K of the Company for the twelve months ended December 31, 2018, fairly presents, in all material respects, the financial condition and results of operations of Plumas Bancorp.

Date: March 7, 2019	/s/ Richard L. Belstock

Richard L. Belstock, Chief Financial Officer

A signed original of this written statement required by Section 302 of the Sarbanes-Oxley Act of 2002 has been provided to Plumas Bancorp and will be retained by Plumas Bancorp and furnished to the SEC or its staff upon request.